UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2008

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Utah
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

6033 W. Century Blvd, Suite 1090, Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

(310) 670-7911
(Registrant’s Telephone Number, Including Area Code)

Medical Discoveries, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 OTHER EVENTS

On February 6, 2008, Medical Discoveries, Inc. (the “Company”) issued a press release (“Press Release”) announcing a change in the Company’s name to “Global Clean Energy Holdings, Inc.,” and the status of the sale of the Company’s pharmaceutical assets to Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH.

A copy of the Press Release is filed as an exhibit to this Current Report on Form 8-K. The summary of the Press Release set forth above is qualified by reference to such exhibit.

ITEM 9.01 EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

Date: February 6, 2008	By:	/S/ RICHARD PALMER
Richard Palmer, President and Chief
Executive Officer